                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Microfield Group, Inc. (the "Company") for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I, Rodney M. Boucher, the principal executive officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 20th day of November 2006.

      /s/ Rodney M. Boucher
      --------------------------------
      Rodney M. Boucher
      Chief Executive Officer